UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2017

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-37837	98-1153534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Evert van de Beekstraat 104
1118, CN, Amsterdam Schiphol
The Netherlands
(Address of Registrant’s Principal Executive Offices and Zip Code)

+31 (0)20 622 3243
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01          Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Patheon N.V. (the “Company”) filed with the Securities and Exchange Commission on February 1, 2017 (the “Initial Form 8-K”), which described, among other matters, the Company’s completion of the acquisition of all of the issued and outstanding stock of Roche Carolina Inc., a South Carolina corporation (“Roche Carolina”), as contemplated by the Stock Purchase Agreement (the “Purchase Agreement”), dated November 25, 2016, by and among DPI Newco LLC, a wholly-owned indirect subsidiary of the Company, Roche Carolina, Roche Holdings, Inc. and Patheon Holdings I B.V., solely for the purposes of Article XII thereof.

As indicated in the Initial Form 8-K, this Amendment No. 1 amends and supplements the Initial Form 8-K to include the consolidated financial statements of Roche Carolina and the unaudited pro forma condensed combined financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the acquisition of Roche Carolina.  No other amendments to the Initial Form 8-K are being made by this Amendment No. 1.

ITEM 9.01          Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The statements of financial position of Roche Carolina as of December 31, 2016 and December 31, 2015, and the related statements of comprehensive income (loss), changes in equity, and cash flows for each of the years in the three‑year period ended December 31, 2016 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma consolidated statements of operations of Roche Carolina and the Company for the three months ended January 31, 2017 and the twelve months ended October 31, 2016, as well as the unaudited pro forma consolidated balance sheet of Roche Carolina and the Company as of January 31, 2017 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1
Statements of financial position of Roche Carolina, Inc. as of December 31, 2016 and December 31, 2015, and the related statements of comprehensive income (loss), changes in equity, and cash flows for each of the years in the three‑year period ended December 31, 2016

99.2
Unaudited pro forma consolidated statements of operations of Roche Carolina, Inc. and Patheon N.V. for the three months ended January 31, 2017 and the twelve months ended October 31, 2016, as well as the unaudited pro forma consolidated balance sheet of Roche Carolina, Inc. and Patheon N.V. as of January 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	General Counsel and Secretary

Date: April 18, 2017

Exhibit Index

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1
Statements of financial position of Roche Carolina, Inc. as of December 31, 2016 and December 31, 2015, and the related statements of comprehensive income (loss), changes in equity, and cash flows for each of the years in the three‑year period ended December 31, 2016

99.2
Unaudited pro forma consolidated statements of operations of Roche Carolina, Inc. and Patheon N.V. for the three months ended January 31, 2017 and the twelve months ended October 31, 2016, as well as the unaudited pro forma consolidated balance sheet of Roche Carolina, Inc. and Patheon N.V. as of January 31, 2017